Exhibit 10.1

[PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.]

Restated 2025 Remuneration Plan – Officers and Directors

1	Fixed Remuneration

Fixed remuneration consists of base salary and benefits. Fixed Remuneration is reviewed by the Board annually. Salaries for officers are set directly by the Board, based on annual performance reviews.

1.1	Officer Salary

For 2025, officer per annum salary rates are in the table below. These salary rates will take effect on January 1, 2025. Salary rates have been designed to ensure that Imricor attracts and retains high-quality, high-performing officers, leading to shareholder value. The par increase target for officers in 2025 is 3.0% (less than par increase for non-executives, and below market).

Table 1. Officer Salaries (USD unless otherwise noted)

Officer	Name	2024 Salary Rate pa	2025 Salary Rate pa	% Increase
Chair & CEO	Steve Wedan	$464,900	$479,000	3.0%
COO (acting R&D leader)	Gregg Stenzel	$315,000	$315,000	0.0%[1]
CFO	Jon Gut	$259,375	$280,000	8.0%

1.	Hold on increase reflects stepping in to VP R&D role for 2025

1.2	Benefits

For 2025, company-wide benefits are:

●	401k plan (100% match up to 3%, 50% match on next 2% for total match of 4%)
●	Health, Dental, and Vision insurance (company pays [***] of employee only premium and [***] of family coverage premium)
●	Health Savings Account and Flexible Spending Account ([***], employees can optionally contribute)
●	Group Life insurance ([***])
●	Short Term and Long Term Disability ([***])
●	Optional life insurance ([***], employees can optionally contribute)
●	Workers compensation insurance

2	Short-Term Incentives (STI)

The STI plan is a cash-based incentive (bonus) which is awarded based on annual performance for all employees except those in the Sales Group. The STI allows for variable compensation to promote outstanding performance above and beyond what is expected as part of the ordinary course of business. The board of directors reserves the right to adjust STI based on unforeseen circumstances.

Imricor Medical Systems, Inc. (ASX: IMR) |  ARBN 633 106 019

400 Gateway Blvd.  |  Burnsville, Minnesota 55337 USA  |  +1 952.818.8400   |  imricor.com

2.1	Officer Target STI Percentages

The 2025 target STI bonus percentages for officers are given in the following table, with no change from the prior year.

Table 2. Officer STI Target Percentages

Officer	2024 Target STI as % of Salary	2025 Target STI as % of Salary
Chair & CEO	50%	50%
COO	40%	40%
CFO	30%	30%

2.2	STI Performance Conditions

Officers will have their STI based on Corporate-Wide STI Performance Conditions.

2.2.1	Corporate-Wide STI Performance Conditions

The following table gives an overview of Imricor’s Corporate-Wide STI Performance Conditions.

Table 3. Corporate-Wide Performance Conditions for Calendar Year 2025

Key Performance Indicators	Link to Improved Company Performance	Targets	Scale	Wt
Financial	[***]	[***]	[***]	[***]
[***]
Expanding Geographies	[***]	[***]	[***]	[***]
Financial	[***]	[***]	[***]	[***]
Competition	[***]	[***]	[***]	[***]
Market Risk Mitigation	[***]	[***]	[***]	[***]

3	Long-Term Incentives (LTI)

The Board offers LTI to align executive motivation and performance with shareholders’ interests and the long-term benefit of Imricor. LTI only applies to Senior Directors and above.

The LTI plan comprises a stock option grant within the first 15 days following the Annual General Meeting. The CEO, COO and CFO will each receive a stock option grant equaling 50% of their CY2025 salary plus STI paid in 2025. The vesting schedule of the grants will be based on long-term milestones as follows:

LTI Vesting Milestone	Percent Vesting
First US customer site orders product following FDA approval	50%
Submission for regulatory approval of first Non-EP product anywhere in the world	25%
FDA approval of NorthStar	25%

Imricor Medical Systems, Inc. (ASX: IMR) |  ARBN 633 106 019

400 Gateway Blvd.  |  Burnsville, Minnesota 55337 USA  |  +1 952.818.8400   |  imricor.com

4	Board of Directors

Independent non-executive directors (INED) serving on the Board will receive US$65,000 in annual fees. Committee chairs will receive an additional US$10,000 in annual fees. Committee members will receive an additional US$5,000 in annual fees. All fees for Australian INEDs are inclusive of superannuation. The cap on total INED fees per year is US$400,000.

Within the first 15 days following the Annual General Meeting, INEDs will receive an annual restricted stock grant equal to 50% of their 2025 fees. The restricted stock will vest 25% each year over four years.

Directors appointed to the Board pursuant to contractual obligations of the Company are non-independent non-executive directors. Non-independent non-executive directors are not eligible to receive compensation under this 2025 Remuneration Plan.

Executive directors are not eligible to receive compensation as a director but will receive compensation as an executive as provided elsewhere in this 2025 Remuneration Plan.

Imricor Medical Systems, Inc. (ASX: IMR) |  ARBN 633 106 019

400 Gateway Blvd.  |  Burnsville, Minnesota 55337 USA  |  +1 952.818.8400   |  imricor.com